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                                                                   Exhibit 10.16

                           TRADEMARK LICENSE AGREEMENT

Licensor: Shenzhen Neptunus Pharmaceutical Co., Ltd. (hereinafter referred to as "Party A")

Licensee: Shenzhen Nepstar Pharmaceutical Co., Ltd. (hereinafter referred to as "Party B")

     In accordance with relevant provisions of Trademark Law of the People's Republic of China, under the principles of free will and faithfulness, through discussion, Party A and Party B enter into this Trademark License Agreement.

     1. Party A is the legal trademark registrant of 42 trademarks as listed in the annex attached hereto (the "Licensed Trademarks") (please refer to the annex for the specific trademarks and ownership of the registrant).

     2. Party A hereby licenses Party B to use for its own business or to authorize its manufacturers to use the Licensed Trademarks on the products supplied to Party B. This license is a non-exclusive license. Party B may only use the Licensed Trademarks within the scope permitted by Party A and in the way as authorized hereunder.

     If any national law or regulation restricts joint use of the Licensed Trademark, Party B shall have the priority right to use such trademark and Party A shall ensure that under all circumstances, Party B is able to use the Licensed Trademark that it has already used.

     3. The provision of the Licensed Trademarks logo: in writing (please refer to the Trademark Registration Application/ Trademark Registration Application Acceptance Notice/ photocopy of the Trademark Registration Certificate).

     4. Term of license and Fees: the term of license shall be the whole legally existing period of the Licensed Trademarks from the effective date of this Agreement, including the trademark registration term and the renewed term from expiry of the trademark registration term; within the term of license, Party A will not charge any fee from Party B.

     5. When using the Licensed Trademarks, Party B may not take any action in violation of any national laws or regulations; otherwise, it shall bear the liability of breach of contract in accordance with laws of the People's Republic of China.

     a. Party B may not change any character, figure or the combination of the forgoing on the Licensed Trademarks without permission;

     b. Party B may not, in any way, create or use any trademark logo that is similar to or transformed from the Licensed Trademarks hereunder; and

     c. Party B may not apply for registration of the Licensed Trademarks in any other

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country in any way and in any name.

     6. To protect the reputation of the Licensed Trademarks, Party B promises to use the Licensed Trademarks in a reasonable way and guarantees to maintain the reputation of all products bearing the Licensed Trademarks at final retail session. Party A shall have the right to supervise the quality of Party B's products bearing the Licensed Trademarks, while Party B guarantees the quality of the products bearing such Licensed Trademarks.

     a. Party B must indicate the name of the producer and place of production on the products bearing the Licensed Trademarks; and

     b. Party B may not take any action that may have adverse effect on such trademark within and after the term of this Agreement;

     7. This Trademark License Agreement shall become legally binding once upon execution. Party A has no right to revoke this Agreement under any circumstance. Otherwise, Party A shall be responsible for all legal and economic liability arising therefrom.

     8. Miscellaneous: this Agreement is executed with four originals, two of which shall be kept by each of Party A and Party B respectively. This Agreement shall become effective after signed by legal (authorized) representatives of both parties and attached with official stamps by both parties.

Annex:

[X] List of Trademarks

[ ] Trademark Registration Application

[ ] Trademark Registration Application Acceptance Notice

[ ] Trademark Registration Certificate


Licensor (Party A): /s/ Shenzhen Neptunus Pharmaceutical Co., Ltd.


Legal (authorized) representative: /s/ Simin Zhang


Licensee (Party B): /s/ Shenzhen Nepstar Pharmaceutical Co., Ltd.

Legal (authorized) representative:

                                 This Agreement is entered into on July 7, 2006.

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Annex I:

                              Registered Trademarks

No.    Trademark Name   Registration No.         Registrant          Category
---   ---------------   ----------------   -----------------------   --------
 1         [logo]             825097       Neptunus Pharmaceutical      32
 2         [logo]             842178       Neptunus Pharmaceutical       5
 3         [logo]             842970       Neptunus Pharmaceutical      32
 4    TOATOISE Guipai         969652       Neptunus Pharmaceutical      33
 5    Guipai TOATOISE         969651       Neptunus Pharmaceutical      33
 6        Qianlong           1395464       Neptunus Pharmaceutical       6
 7        Xiongshi           1395462       Neptunus Pharmaceutical       5
 8       Nuoshaxin           1616834       Neptunus Pharmaceutical       5
 9      Shumo Xiling         1616828       Neptunus Pharmaceutical       5
10        Yishuang           1636559       Neptunus Pharmaceutical       5
11        Junkexin           1636558       Neptunus Pharmaceutical       5
12        Baishun            1656429       Neptunus Pharmaceutical       5
13     Meili Rensheng        1750500       Neptunus Pharmaceutical       5
14       Haizhinai           1750499       Neptunus Pharmaceutical       5
15         Yinzun            1957722       Neptunus Pharmaceutical      30
16         Yinzun            1951528       Neptunus Pharmaceutical      32
17         Yinzun            2022727       Neptunus Pharmaceutical      33
18        Xiaoyin            3054944       Neptunus Pharmaceutical       5
19       Liujialing          3278138       Neptunus Pharmaceutical       5
20         Jinfu             3248137       Neptunus Pharmaceutical       5
21         Bojue             3383591       Neptunus Pharmaceutical       5
22       Hongbaihei          3394091       Neptunus Pharmaceutical       5
23     Ganguo Ningxin        3450210       Neptunus Pharmaceutical       5
24         Yinzun            1952972       Neptunus Pharmaceutical      34
25       Naolitong           3435744       Neptunus Pharmaceutical       5
26       Shuangning          1616831       Neptunus Pharmaceutical       5
27         Yiting            1616832       Neptunus Pharmaceutical       5

Annex II:

                            Trademarks in Application

                                                                          Category
Code.   Trademark Name   App. No.          Registrant         App. Date   Approved
-----   --------------   --------   -----------------------   ---------   --------
           Hafo Kang
  1      HARVARD-Kang     3971129   Neptunus Pharmaceutical    20040322      29

           Hafo Kang
  2      HARVARD-Kang     3971128   Neptunus Pharmaceutical    20040322      30

  3      Kang Jiaoshou    3971127   Neptunus Pharmaceutical    20040322       5

  4      Kang Jiaoshou    3971126   Neptunus Pharmaceutical    20040322      29

  5      Kang Jiaoshou    3971125   Neptunus Pharmaceutical    20040322      30

  6       Haishengwei     4026357   Neptunus Pharmaceutical    20040420      29

  7       Haishengwei     4026356   Neptunus Pharmaceutical    20040420      30

  8     Weishi Kangxin    4026355   Neptunus Pharmaceutical    20040420      29

  9     Weishi Kangxin    4026354   Neptunus Pharmaceutical    20040420      30

 10         Nuozhi        4040432   Neptunus Pharmaceutical    20040427       5

 11         Yinzun        4165041   Neptunus Pharmaceutical    20040427      29

 12        Yinluozhi      4040431   Neptunus Pharmaceutical    20040427       5

 13         Shu'er        4291323   Neptunus Pharmaceutical    20040928       5

 14         Cuomei        4291324   Neptunus Pharmaceutical    20040928       5

 15        Lipugan        435592    Neptunus Pharmaceutical    20041110       5